1 EARNINGS CALL SECOND QUARTER 2023 David Burritt President and Chief Executive Officer Jessica Graziano SVP and Chief Financial Officer Rich Fruehauf SVP, Chief Strategy and Sustainability Officer Kevin Lewis VP, Finance

2 FORWARD-LOOKING STATEMENTS These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the second quarter 2023. Financial results as of and for the periods ended June 30, 2023 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

3 EXPLANATION OF USE OF NON-GAAP MEASURES We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings is a non-GAAP measure that excludes the effects of items that include: debt extinguishment, asset impairment charges, restructuring and other charges, stock-based compensation expense, VEBA asset surplus adjustment, gains on assets sold and previously held investments, pension de-risking, United Steelworkers labor agreement signing bonus and related costs, environmental remediation charges, tax impact of adjusted items and other charges, net (Adjustment Items). We present adjusted net earnings and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings and adjusted EBITDA should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity adjusted for strategic capital expenditures. We believe that free cash flow and investable free cash flow provide further insight into the Company's overall utilization of cash. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value.

4 ADVANCING TOWARDS OUR BEST FOR ALL® FUTURE Current Landscape Delivered a strong second quarter performance Advancing strategic projects on-time and on-budget Bullish on U. S. Steel Challenges Transitioning to a less cost- / capital- and carbon-intensive business model to become the best steel competitor Solution Expanding existing competitive advantages Enhancing our balanced capital allocation Leveraging bi-partisan support for strong trade enforcement Path Forward Delivering on Best for All

5 TODAY’S DISCUSSION BEST Focused on the things we can control Safety I Environmental I Operations I Partner Delivering our best Expanding BEST capabilities Delivering the new U. S. Steel today N G O E L E C T R I C A L S T E E L D U A L C O A T I N G L I N E B I G R I V E R 2

FAVORABLE EXTERNAL TRENDS: DECARBONIZATION

SUSTAINABLE STEELMAKING AND ELECTRICAL STEELS



BRS BIG RIVER STEEL

a **U. S. Steel** company

State-of-the-art sustainable steelmaking assets



INDUX

Next-generation non-grain oriented (NGO) electrical **steel starting up in Q3 '23**

- Strengthening domestic supply chains
- Bringing advanced manufacturing back to our shores
- Serving one of the fastest growing markets
- +7% CAGR electrical steels[1] vs. +1% CAGR sheet market
- Providing the most capable and efficient NGO steel in the market today

[1] Excludes grain-oriented (GO) steels. Projections based on 3rd party data / internal estimates 2021-2025

United States Steel Corporation | 6

BRINGING UNMATCHED NGO ELECTRICAL STEELS TO THE DOMESTIC MARKET[1]

Unmatched in...



000's tons
200k
~130k
BRS
Domestic competitor[2]

Lightest Gauges
0.10 – 0.80 mm

Widest Widths
up to 1,650 mm

Biggest Coils
Up to 30 metric tons



Scale
Becoming the market leader in NGO electrical steels

Capabilities
Partnering with customers on what matters most

Customer value
Centrally located to support manufacturing concentration in the U.S., Canada & Mexico

[1] NGO starting up in Q3 2023
[2] Based on competitors Q2 2023 investor presentation disclosure

United States Steel Corporation | 7

DELIVERING THE NEW U. S. STEEL TODAY

BR2 STATUS

87% of spend committed

59% of project execution complete

Phase 1
Oct '21–Feb '22
Site Selection, OEM Selection and Contract Negotiation, Permitting

Phase 2
Mar '22–Feb '23
Engineering, Site Development, Infrastructure

Phase 3
Mar '23–Oct '23
Civil / Foundation, Underground Utilities

Phase 4
Nov '23–Jul '24
Equipment Installation

- ✓ 25-30% of equipment on-site
- ✓ Critical off-site equipment already inspected by the BRS team

Phase 5
Jul '24–Dec '24
Commissioning first coil, Asset ramp up

- ✓ Same team that delivered Big River Steel ahead of schedule
- ✓ Experienced construction / commissioning team
- ✓ ~25+ years of experience per team member

Current status of competitor project announced one day after BR2



Phase 1	Phase 2	Phase 3	Phase 4	Phase 5
45% of spend 2% of execution	65% of spend 15% of execution	90% of spend 65% of execution	98% of spend 95% of execution	100% of spend 100% of execution

PROJECT TIMELINE / EXECUTION RISK

United States Steel Corporation | 8

9 FAVORABLE EXTERNAL TRENDS: DEGLOBALIZATION Mined, melted and made in the U.S.A.

10 FAVORABLE EXTERNAL TRENDS: DIGITIZATION Energy cost optimization models inform electricity purchases Machine learning tools recommend real-time operating / process actions Advanced analytics improve costs and increase productivity

11 Q2 2023 FINANCIAL PERFORMANCE $804M Adjusted EBITDA Performance ~16% EBITDA margin Strong second quarter performance $1.92 Adjusted Earnings per Share ~150% sequential increase $~5.5B Strong Liquidity Including ~$3.1B of cash Note: For reconciliation of non-GAAP amounts see Appendix.

U. S. STEEL: STOCKHOLDER VALUE-CREATING OPPORTUNITY

Value creation framework

MINI MILL = BETTER CAPITAL INTENSITY + BETTER CARBON INTENSITY + BETTER PRODUCT MIX + BETTER EARNINGS RESILIENCY + BETTER FCF CONVERSION

ENHANCED GROWTH & RETURNS

~$15/ton
sustaining capex per year (vs. ~$30/ton for legacy assets)

70-80%
fewer scope 1 and 2 GHG emissions vs. BFs

20%+
Differentiated EBITDA margins expected

$1.3B
Expected through-cycle annual EBITDA generation (assuming historical ~$615/nt HRC price environment)

$1B+
Free Cash Flow generation expected by 2026

Lean, green, cash machine

United States Steel Corporation | 12

13 OPERATING SEGMENT OVERVIEW Flat-Rolled Mini Mill USSE Tubular

14 A UNIQUE OPPORTUNITY Our stock provides a unique opportunity to … … invest in a growing business … with a transformed balance sheet … at a significant discount versus peers … and continued and meaningful direct returns to stockholders

15 RECAP Safely delivered a strong second quarter On pace for another year of healthy performance Delivering the new U. S. Steel today Delivering our “BEST” Advancing strategic investments Focused on the things we can control Saying what we’re doing … and doing what we say

16 CLOSING REMARKS 2022 Environmental, Social and Governance (ESG) Report Released on June 13, 2023 (link)

17 U. S. STEEL DELIVERS ANOTHER STRONG QUARTER; BEST FOR ALL STRATEGY ON-TRACK 2023 S E C O N D Q U A R T E R U P D A T E

18 IMPROVING ON RECORD SAFETY PERFORMANCE 0.07 0.06 0.05 0.03 2020 2021 2022 YTD 2023 OSHA Days Away from Work 2 SAFETY FIRST BLS - Iron & Steel: 0.90 Benchmark 1 : Multiple years of record-setting performance 1 Bureau of Labor Statistics – Iron & Steel 2021 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of July 27, 2023.

19 FINANCIAL UPDATES Reported Net Earnings Adjusted Net Earnings Segment EBIT1 Adjusted EBITDA2 Profit Margin: 16% 9% 4% 4% 10% $ Millions $ Millions $ Millions $ Millions 18% 10% 5% 4% 10% 23% 13% 6% 5% 12% Adjusted Profit Margin2: 26% 17% 10% 10% 16% Adjusted Profit Margin1: Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items. Adjusted Profit Margin: $978 $490 $174 $199 $477 Q2 2023Q4 2022Q3 2022Q2 2022 Q1 2023 $1,116 $526 $235 $195 $483 Q2 2022 Q1 2023Q3 2022 Q4 2022 Q2 2023 $1,438 $663 $246 $206 $580 Q2 2022 Q3 2022 Q2 2023Q4 2022 Q1 2023 $1,636 $861 $443 $427 $804 Q2 2022 Q3 2022 Q2 2023Q4 2022 Q1 2023

20 KEY OPERATING STATISTICS TRENDS BY SEGMENT Flat-Rolled Operating Statistics Mini Mill Operating Statistics USSE Operating Statistics Tubular Operating Statistics Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton Q2 2022 2,424 2,365 $1,339 Q3 2022 2,265 2,176 $1,232 Q4 2022 1,952 1,885 $1,086 Q1 2023 2,393 2,278 $1,012 Q2 2023 2,529 2,235 $1,088 Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton Q2 2022 750 615 $1,331 Q3 2022 616 529 $,1,096 Q4 2022 683 636 $786 Q1 2023 759 659 $794 Q2 2023 749 587 $1,011 Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton Q2 2022 1,216 1,067 $1,217 Q3 2022 946 867 $1,021 Q4 2022 589 715 $957 Q1 2023 1,092 883 $909 Q2 2023 1,213 1,034 $965 Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton Q2 2022 168 136 $2,727 Q3 2022 173 126 $3,217 Q4 2022 137 133 $3,616 Q1 2023 171 131 $3,757 Q2 2023 129 111 $3,493

21 EBITDA TRENDS BY SEGMENT EBITDA Margin: 24% 19% 11% 5% 12% 31% 6% (5%) 8% 22% 22% (1%) (7%) (1%) 9% EBITDA Margin: 31% 39% 44% 48% 42% EBITDA Margin: Note: For reconciliation of non-GAAP amounts see Appendix. EBITDA Margin: $918 $644 $296 $140 $377 Q4 2022Q2 2022 Q3 2022 Q1 2023 Q2 2023 $309 $40 ($28) $52 $173 Q2 2022 Q3 2022 Q4 2022 Q2 2023Q1 2023 $302 ($12) ($48) ($12) $97 Q1 2023Q2 2022 Q3 2022 Q4 2022 Q2 2023 $119 $167 $217 $244 $169 Q1 2023Q2 2022 Q3 2022 Q2 2023Q4 2022 Flat-Rolled Segment EBITDA Mini Mill Segment EBITDA$ Millions $ Millions USSE Segment EBITDA Tubular Segment EBITDA$ Millions $ Millions $185M (23.5% margin) excluding construction and related costs

EBITDA CHANGE ANALYSIS – FLAT-ROLLED SEGMENT

$ Millions, Q2 2022 vs. Q2 2023


$918
($637)
$85
($25)
$36
$377
Q2
Commercial
Raw Materials
Operating Costs
Other
Q2

Commercial
The unfavorable impact is primarily the result of lower average realized prices and lower shipment volumes.

Raw Materials
The favorable impact is primarily the result of lower alloy cost and usage partially offset by higher coal costs.

Operating Costs
The unfavorable impact is primarily the result of higher labor costs associated with the new labor agreement.

Other
The favorable impact is primarily the result of lower variable compensation and lower energy costs partially offset by reduced joint venture income.

$ Millions, Q1 2023 vs. Q2 2023


$140
$208
($3)
$25
$7
$377
Q1
Commercial
Raw Materials
Operating Costs
Other
Q2

Commercial
The favorable impact is primarily the result of higher average realized prices.

Raw Materials
The change is not material.

Operating Costs
The favorable impact is primarily the result of the absence of outage costs related to our mining operations.

Other
The favorable impact is primarily the result of lower natural gas prices partially offset by higher electricity costs.

United States Steel Corporation 22

23 $ Millions, Q1 2023 vs. Q2 2023 EBITDA CHANGE ANALYSIS – MINI MILL SEGMENT Commercial The unfavorable impact is primarily the result of lower average realized prices. Raw Materials The favorable impact is primarily the result of lower scrap and pig iron costs. Operating Costs The change is not material. $309 $173 $43 $3 $22 Q2 ($204) Commercial Operating Costs Raw Materials Other Q2 Other The favorable impact is primarily the result of lower variable compensation. Commercial The favorable impact is primarily the result of higher average realized prices. Raw Materials The unfavorable impact is primarily the result of higher scrap costs. Operating Costs The change is not material. Other The unfavorable impact is primarily the result of higher variable compensation. $ Millions, Q2 2022 vs. Q2 2023 $52 $173 $166 ($27) Q1 Commercial ($14) Raw Materials ($4) Operating Costs Other Q2

EBITDA CHANGE ANALYSIS – U. S. STEEL EUROPE SEGMENT

$ Millions, Q2 2022 vs. Q2 2023



$302
($288)
$77
($7)
$13
$97
Q2
Commercial
Raw Materials
Operating Costs
Other
Q2

Commercial
The unfavorable impact is primarily the result of lower average realized prices.

Raw Materials
The favorable impact is primarily the result of lower iron ore and coal costs.

Operating Costs
The unfavorable impact is primarily the result of higher purchased products and services due to inflation.

Other
The favorable impact is primarily the result of lower variable compensation.

$ Millions, Q1 2023 vs. Q2 2023



($12)
$64
$31
($10)
$24
$97
Q1
Commercial
Raw Materials
Operating Costs
Other
Q2

Commercial
The favorable impact is primarily the result of higher average realized prices and higher volumes.

Raw Materials
The favorable impact is primarily the result of inventory revaluation and lower iron ore costs.

Operating Costs
The unfavorable impact is primarily the result of higher purchased products and services.

Other
The favorable impact is primarily due to lower energy costs.

United States Steel Corporation 24

25 $ Millions, Q1 2023 vs. Q2 2023 EBITDA CHANGE ANALYSIS – TUBULAR SEGMENT Commercial The favorable impact is primarily the result of higher average realized prices partially offset by lower shipment volumes. Raw Materials The favorable impact is primarily the result of lower scrap costs. Operating Costs The change is not material. $119 $169 $26 $5 $21 Q2 Commercial Operating Costs Raw Materials ($2) Other Q2 Other The favorable impact is primarily the result of lower United Steelworkers variable compensation. Commercial The unfavorable impact is primarily the result of lower average realized prices and shipment volumes. Raw Materials The change is not material. Operating Costs The change is not material. Other The favorable impact is primarily the result of lower United Steelworkers variable compensation. $ Millions, Q2 2022 vs. Q2 2023 $244 $169 $25 ($95) Q1 ($1)($4) Raw Materials Q2Commercial Operating Costs Other

26 Minntac M I N I M I L L T U B U L A R Clairton Keetac BF #4 BF #6 BF #8 BF #14 BF ‘A’ BF ‘B’ N O R T H A M E R I C A N F L A T - R O L L E D BF #1 BF #3 EAF #1 EAF #2 BF #1 BF #3BF #2 Seamless Pipe #1 ERW #2 ERW EAF Steelmaking / Seamless Pipe Indefinitely Idled Operating 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). All amounts shown are in millions. 22.4 3.6 7.5 2.8 2.9 - - - 1.4 - 0.90 0.38 0.79 - 0.38 0.79 5.0- 3.3- Iron Ore Pellets Cokemaking Gary Granite City Mon Valley Big River Steel Košice Lorain Lone Star Fairfield E U R O P E Idled Total Capability1 GLOBAL OPERATING FOOTPRINT

27 CASH AND LIQUIDITY Note: For reconciliation of non-GAAP amounts see Appendix. $682 $138 $4,090 $3,505 $894 FY 2019 FY 2020 H1 2023FY 2021 FY 2022 $749 $1,985 $2,522 $3,504 $3,080 FY 2019 H1 2023FY 2020 FY 2021 FY 2022 $2,284 $3,153 $4,971 $5,925 $5,518 H1 2023FY 2019 FY 2020 FY 2021 FY 2022 $2,892 $2,902 $1,369 $473 $1,171 FY 2019 H1 2023FY 2020 FY 2021 FY 2022 Cash from Operations Cash and Cash Equivalents$ Millions $ Millions Total Estimated Liquidity Net Debt$ Millions $ Millions

28 APPENDIX

29 RECONCILIATION TABLE Flat-Rolled ($ millions) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Segment earnings (loss) before interest and income taxes $793 $518 $171 ($7) $231 Depreciation 125 126 125 147 146 Flat-Rolled Segment EBITDA $918 $644 $296 $140 $377 Tubular ($ millions) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Segment earnings (loss) before interest and income taxes $107 $155 $205 $232 $157 Depreciation 12 12 12 12 12 Tubular Segment EBITDA $119 $167 $217 $244 $169 Other ($ millions) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Segment earnings (loss) before interest and income taxes ($12) $21 $6 $3 ($12) Depreciation 0 1 0 0 0 Other Segment EBITDA ($12) $22 $6 $3 ($12) Mini Mill ($ millions) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Segment earnings (loss) before interest and income taxes $270 $1 ($68) $12 $132 Depreciation 39 39 40 40 41 Mini Mill Segment EBITDA $309 $40 ($28) $52 $173 Segment EBITDA U. S. Steel Europe ($ millions) Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Segment earnings (loss) before interest and income taxes $280 ($32) ($68) ($34) $72 Depreciation 22 20 20 22 25 U. S. Steel Europe Segment EBITDA $302 ($12) ($48) ($12) $97

SUPPLEMENTAL INFORMATION

Big River Steel LLC[1] Summary Table

Income Statement $ Millions	Q2 2023
Customer Sales	$620M
Intersegment Sales	$168M
Net Sales	$789M
EBIT[2]	$138M
Balance Sheet	
Cash and cash equivalents	$188M
Total Assets	$3,670M
2029 Senior secured notes	$720M
Environmental revenue bonds	$752M
Financial leases and all other obligations	$22M
Fair value step up[3]	$115M
Total Debt[3]	$1,609M
Cash Flow	
Depreciation and Amortization	$36M
Capital Expenditures[4]	$94M

[1] Unless otherwise noted, amounts shown are reflected in Big River Steel LLC, the operating unit of the Big River Steel companies that reside within the Mini Mill segment. [2] Earnings before interest and income taxes. [3] The debt amounts reflect aggregate principal amounts. The fair value step up represents the excess of fair value over book value when Big River Steel was purchased. The fair value step-up is recorded in Big River Steel Holdings LLC. The fair value step up is shown as it is related to the debt amounts in Big River Steel LLC. [4] Excludes capital expenditures for BR2 and air separation unit.

United States Steel Corporation | 30

31 RECONCILIATION TABLE Short-term debt and current maturities of long-term debt Long-term debt, less unamortized discount and debt issuance costs Net Debt $ millions H1 2023YE 2022YE 2021YE 2020 $14 $3,627 YE 2019 $192 $4,695 $28 $3,863 $63 $3,914 $98 $4,153 Total Debt $4,251$3,977$3,891$4,887$3,641 Less: Cash and cash equivalents 749 1,985 2,522 3,504 3,080 Net Debt $1,171$473$1,369$2,902$2,892 Net Debt

32 RECONCILIATION TABLE Net cash provided by operating activities Net cash used in investing activities Free Cash Flow / Investable Free Cash Flow $ millions Q2 2023 $713 (612) Free Cash Flow $101 Strategic capital expenditures 476 Investable Free Cash Flow $577 Free Cash Flow / Investable Free Cash Flow Q1 2023 $181 (738) ($557) 565 $8 H1 2023 $894 (1,350) ($456) 1,041 $585

RECONCILIATION TABLE

Net Earnings

$ Millions	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Reported net earnings attributable to U. S. Steel	$978	$490	$174	$199	$477
Debt extinguishment	-	(2)	-	-	-
Asset impairment charges	151	-	6	4	-
Restructuring and other charges	17	23	(9)	1	2
Stock-based compensation expense[1]	16	13	12	11	12
VEBA asset surplus adjustment	-	-	-	(22)	(8)
Gains on assets sold and previously held investments	-	-	(6)	-	-
Pension de-risking	-	-	(3)	-	-
United Steelworkers labor agreement signing bonus and related costs[2]	-	-	67	-	-
Environmental remediation charges	-	-	-	-	2
Other charges, net	-	13	13	1	-
Tax impact of adjusted items[3]	(46)	(11)	(19)	1	(2)
Adjusted Net Earnings	**$1,116**	**$526**	**$235**	**$195**	**$483**

[1] The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense. The adjustment was $12 million, $10 million and $9 million, net of taxes, for the three months ended June 30, 2022, three months ended September 30, 2022 and three months ended December 31, 2022, respectively.

[2] The 2022 Labor Agreements include retroactive wage increases. A charge of $3 million pertaining to wages for the month of September 2022 was recognized during the three months ended December 31, 2022. This charge is included as an adjustment to net earnings for the three months ended December 31, 2022, however this amount is not included as an adjustment to net earnings for the year ended December 31, 2022.

[3] The tax impact of adjusted items for the three months ended June 30, 2022 and three months ended September 30, 2022 is calculated using a blended tax rate of 25%. The tax impact of adjusted items for the three months ended December 31, 2022 and for the six months ended June 30, 2023 was calculated using a blended tax rate of 24%.

United States Steel Corporation 33

RECONCILIATION TABLE

Adjusted EBITDA

$ Millions	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Reported net earnings attributable to U. S. Steel	$978	$490	$174	$199	$477
Income tax expense	284	154	51	51	144
Net interest and other financial costs	(8)	(30)	(51)	(61)	(57)
Reported earning before interest and income taxes	$1,254	$614	$174	$189	$564
Depreciation, depletion and amortization expense	198	198	197	221	224
EBITDA	$1,452	$812	$371	$410	$788
Asset impairment charges	151	-	6	4	-
Restructuring and other charges	17	23	(9)	1	2
Losses (gains) on assets sold & previously held investments	-	-	(6)	-	-
Stock-based compensation expense[1]	16	13	12	11	12
United Steelworkers labor agreement signing bonus and related costs[2]	-	-	67	-	-
Environmental remediation charges	-	-	-	-	2
Other charges, net	-	13	2	1	-
Adjusted EBITDA	$1,636	$861	$443	$427	$804

[1] The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense.

[2] The 2022 Labor Agreements include retroactive wage increases. A charge of $3 million pertaining to wages for the month of September 2022 was recognized during the three months ended December 31, 2022. This charge is included as an adjustment to net earnings for the three months ended December 31, 2022, however this amount is not included as an adjustment to net earnings for the year ended December 31, 2022.

United States Steel Corporation | 34

35 Kevin Lewis VP – Finance klewis@uss.com 412-433-6935 Eric Linn Director – Investor Relations eplinn@uss.com 412-433-2385 INVESTOR RELATIONS